UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2024

SOUTHWEST AIRLINES CO.
(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 36611
Dallas,	Texas	75235-1611
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:   (214) 792-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1.00 par value)	LUV	New York Stock Exchange
Common Stock Purchase Rights		New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01    Regulation FD Disclosure.
Southwest Airlines Co. (the "Company") is hosting its 2024 Investor Day event today, September 26, 2024, at 10:30 a.m. Eastern Daylight Time. A live webcast of the Company's 2024 Investor Day presentation is available on the Company's website at https://www.southwestairlinesinvestorrelations.com, in the Events & Presentations section under Upcoming Events. Likewise, a replay of the webcast will be made available following the conclusion of the live event. The slides used in conjunction with the Company's 2024 Investor Day presentation are furnished herein as Exhibit 99.1 and are incorporated by reference into this Item 7.01.

The Company is also announcing today that its Board of Directors (“Board”) has authorized a new $2.5 billion share repurchase program. In connection with the new share repurchase program, the Board terminated and replaced the Company’s prior share repurchase program authorized by the Board in May 2019. Purchases by the Company under the new share repurchase program may, in management’s discretion, be made from time to time in open market or private transactions in such manner as may be deemed advisable by management from time to time (including, without limitation, pursuant to one or more 10b5-1 trading plans, accelerated share repurchase programs, and any other method that management may deem advisable) and may be discontinued at any time.

The Company is also providing updated guidance regarding selected financial trends. The following tables present updated selected financial guidance for third quarter and full year 2024. These projections are based on current booking trends and the Company's current outlook, and actual results could differ materially.

	3Q 2024 Estimation	Previous estimation
RASM (a), year-over-year	Up 2% to 3%	Flat to down 2%
ASMs (b), year-over-year	Up ~2%	No change
Economic fuel costs per gallon[1] (c)	$2.50 to $2.60	$2.60 to $2.70
Fuel hedging premium expense per gallon	$0.07	No change
Fuel hedging cash settlement gains per gallon	$0.02	$0.04
ASMs per gallons (fuel efficiency)	~81	No change
CASM-X (d), year-over-year[2]	Up 11% to 13%	No change
Scheduled debt repayments (millions)	~$9	~$7
Interest expense (millions)	~$63	~$62

	2024 Estimation	Previous estimation
ASMs (b), year-over-year	Up ~4%	No change
Economic fuel costs per gallon[1] (c)	$2.60 to $2.70	$2.70 to $2.80
Fuel hedging premium expense per gallon	$0.07	No change
Fuel hedging cash settlement gains per gallon	$0.02	$0.03
CASM-X (d), year-over-year[2]	Up 7% to 8%	No change
Scheduled debt repayments (millions)	~$31	~$29
Interest expense (millions)	~$253	~$252
Aircraft (e)	802	No change
Effective tax rate	~24%	No change
Capital spending (billions)	~$2.5	No change
(a) Operating revenue per available seat mile ("RASM" or "unit revenues").
(b) Available seat miles ("ASMs" or "capacity"). The Company's flight schedule is published for sale through June 4, 2025. The Company continues to expect fourth quarter 2024 capacity to decrease approximately 4 percent, year-over-year.
(c) Based on the Company's existing fuel derivative contracts and market prices as of September 20, 2024.
(d) Operating expenses per available seat mile, excluding fuel and oil expense, special items, and profitsharing ("CASM-X").
(e) Aircraft on property, end of period. The Company continues to plan for approximately 20 Boeing 737-8 ("-8") aircraft deliveries and 35 aircraft retirements in 2024, comprised of 31 Boeing 737-700s ("-700") and four Boeing 737-800s ("-800").

Based on revenue performance to date, the Company now expects third quarter 2024 RASM to increase in the range of 2 percent to 3 percent, year-over-year. The improvement in the Company's RASM expectations was driven by an approximate one point tailwind from the reaccommodation of Customers affected by other airlines' cancellations following the CrowdStrike incident in July, with the remainder of the improvement driven by improving industry demand trends and actions taken to mature the Company's revenue management techniques. The Company now expects RASM to trend positive, on a year-over-year basis, for the remainder of 2024.

On September 26, 2024, the Company issued a press release in connection with its Investor Day event. The press release is furnished herewith as Exhibit 99.2 and is incorporated by reference into this Item 7.01. The information furnished in this Item 7.01, including Exhibit 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

1Economic fuel cost projections do not reflect the potential impact of special items because the Company cannot reliably predict or estimate the hedge accounting impact associated with the volatility of the energy markets or the impact to its financial statements in future periods. Accordingly, the Company believes a reconciliation of non-GAAP financial measures to the equivalent GAAP financial measures for projected results is not meaningful or available without unreasonable effort.
2Projections do not reflect the potential impact of fuel and oil expense, special items, and profitsharing because the Company cannot reliably predict or estimate those items or expenses or their impact to its financial statements in future periods, especially considering the significant volatility of the fuel and oil expense line item. Accordingly, the Company believes a reconciliation of non-GAAP financial measures to the equivalent GAAP financial measures for projected results is not meaningful or available without unreasonable effort.

Item 8.01    Other Events.
Important Additional Information

The Company intends to file a proxy statement and a WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Company’s next meeting of Shareholders (whether an Annual or Special Meeting of Shareholders (the “Shareholder Meeting”)). SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH, OR FURNISHED TO, THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE SHAREHOLDER MEETING. Shareholders will be able to obtain the Company’s proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://www.southwestairlinesinvestorrelations.com/financials/sec-filings.

Participant Information

The Company, each of its Directors (namely, Gary C. Kelly, Robert E. Jordan, William H. Cunningham, Ph.D., Lisa M. Atherton, David W. Biegler, J. Veronica Biggins, Roy Blunt, Douglas H. Brooks, Eduardo F. Conrado, Rakesh Gangwal, Thomas W. Gilligan, Ph.D., David P. Hess, Elaine Mendoza, Christopher P. Reynolds, and Jill A. Soltau) and one of its executive officers (namely, Tammy Romo, Chief Financial Officer) are deemed to be “participants” (as defined in Section 14(a) of the Exchange Act) in the solicitation of proxies from the Company’s Shareholders in connection with the matters to be considered at the Shareholder Meeting.

Information about the compensation of our named executive officers and our non-employee Directors is set forth in the sections titled “Compensation of Executive Officers” and “Compensation of Directors” in the Company’s definitive proxy statement on Schedule 14A for the Company’s 2024 Annual Meeting of Shareholders, filed on April 5, 2024 (the “2024 Definitive Proxy”), commencing on pages 28 and 64, respectively, and is available here. Information regarding the participants’ holdings of the Company’s securities can be found in the section titled “Security Ownership of Management” in the Company’s 2024 Definitive Proxy on page 27 and is available here, and as updated in the filings referenced below. Supplemental information regarding the participants’ holdings of the Company’s securities can be found in SEC filings on Statements of Changes in Beneficial Ownership on Form

4 filed with the SEC on May 2, 2024 for Mr. Kelly (available here); May 16, 2024 for Dr. Cunningham (available here); May 16, 2024 for Ms. Atherton (available here); May 16, 2024 for Mr. Biegler (available here); May 16, 2024 for Ms. Biggins (available here); May 16, 2024 for Mr. Blunt (available here); May 16, 2024 for Mr. Brooks (available here); May 16, 2024 for Mr. Conrado (available here); August 1, 2024 for Mr. Gangwal (available here); May 16, 2024 for Dr. Gilligan (available here); May 16, 2024 for Mr. Hess (available here); May 16, 2024 for Ms. Mendoza (available here); May 16, 2024 for Mr. Reynolds (available here); and May 16, 2024 for Ms. Soltau (available here). Such filings are available on the Company’s website at https://www.southwestairlinesinvestorrelations.com/financials/sec-filings or through the SEC’s website via the links referenced above. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the section titled “Security Ownership of Management” of the Company’s proxy statement on Schedule 14A and other materials to be filed with the SEC in connection with the Shareholder Meeting.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits:
99.1 Southwest Airlines 2024 Investor Day Presentation.
99.2 Southwest Airlines Unveils Its "Southwest. Even Better." Transformational Plan at Investor Day

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Specific forward-looking statements include, without limitation, statements related to (i) the Company's financial outlook, goals, plans, expectations, and projected results of operations, including factors and assumptions underlying the Company's expectations and projections; (ii) the Company’s plans and expectations with respect to capacity; (iii) the Company's expectations with respect to its fuel costs, premium expenses, hedging gains, fuel efficiency, and the Company's related management of risks associated with changing jet fuel prices, including factors underlying the Company's expectations; (iv) the Company’s plans and expectations related to repayment of debt, interest expense, effective tax rate, and capital spending; and (v) the Company’s fleet plans and expectations, including with respect to expected fleet deliveries and retirements, and including factors and assumptions underlying the Company's plans and expectations. These forward-looking statements are based on the Company's current estimates, intentions, beliefs, expectations, goals, strategies, and projections for the future and are not guarantees of future performance. Forward-looking statements involve risks, uncertainties, assumptions, and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors include, among others, (i) the impact of fears or actual outbreaks of diseases, extreme or severe weather and natural disasters, actions of competitors (including, without limitation, pricing, scheduling, capacity, and network decisions, and consolidation and alliance activities), consumer perception, economic conditions, banking conditions, fears or actual acts of terrorism or war, sociodemographic trends, and other factors beyond the Company's control, on consumer behavior and the Company's results of operations and business decisions, plans, strategies, and results; (ii) the Company's ability to timely and effectively implement, transition, operate, and maintain the necessary information technology systems and infrastructure to support its operations and initiatives, including with respect to revenue management; (iii) the cost and effects of the actions of activist shareholders; (iv) the Company’s ability to obtain and maintain adequate infrastructure and equipment to support its operations and initiatives; (v) the impact of fuel price changes, fuel price volatility, volatility of commodities used by the Company for hedging jet fuel, and any changes to the Company's fuel hedging strategies and positions, on the Company's business plans and results of operations; (vi) the Company's dependence on Boeing and Boeing suppliers with respect to the Company's aircraft deliveries, fleet and capacity plans, operations, maintenance, strategies, and goals; (vii) the Company's dependence on Boeing and the Federal Aviation Administration with respect to the certification of the Boeing MAX 7 aircraft; (viii) the Company's dependence on other third parties, in particular with respect to its technology plans, its plans and expectations related to revenue management, operational reliability, fuel supply, maintenance, Global Distribution Systems, and the impact on the Company's operations and results of operations of any third party delays or non-performance; (ix) the Company’s ability to timely and effectively prioritize its initiatives and focus areas and related expenditures; (x) the impact of labor matters on the Company's business decisions, plans, strategies, and results; (xi) the impact of governmental regulations and other governmental actions on the Company's business plans, results, and operations; (xii) the Company's dependence on its workforce, including its ability to employ and retain sufficient numbers of qualified Employees with appropriate skills and expertise to effectively and efficiently maintain its operations and execute the Company’s plans, strategies, and initiatives; (xiii) the emergence of additional costs or effects associated with the cancelled flights in December 2022, including litigation, government investigation and actions, and internal actions; and (xiv) other factors, as described in the Company's filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading "Risk Factors" in the Company's Annual Report on Form 10- K for the fiscal year ended December 31, 2023, and in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024. Caution should be taken not to place undue reliance on the Company’s forward-looking statements, which represent the Company’s views only as of the date this report is filed. The Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

September 26, 2024	By:	/s/ Tammy Romo

Tammy Romo
Executive Vice President & Chief Financial Officer
(Principal Financial and Accounting Officer)